            First
          Financial
         Fund

SEMI
ANNUAL
REPORT
September 30, 2000

Letter To Shareholders                      October 19, 2000

Dear Fellow Shareholder:
Patience paid a dividend this quarter. A less hawkish Federal Reserve, prognostications of a soft landing and some eyebrow raising merger activity brought the financial service sector back into investment vogue. Conversely, technology, media and telecommunications (TMT) came under investment pressure as earnings slowdowns and high valuations caused some stocks to fall precipitously. Next to TMT, financials seemed relatively healthy, safe and benign.

Concern over higher interest rates has now been supplanted by credit quality fears. Such worry is not without substance given the rapid commercial loan growth of the last several years - especially the nationally syndicated credits (these are more like securities in that the participating banks have no tie to the borrower other than the loan:
hence, no opportunities for either fee income or, the most valuable item in banking, demand deposits.) Both business and the consumer are in debt, but fierce competition and the strong dollar have helped the latter at the expense of the former. As a result, commercial credit quality deterioration will accelerate this quarter and, most likely, for the next several. Super regional banks are the most vulnerable but so also the money center banks as capital markets activity should cool with the economy.

                       TOTAL RETURN
              For The Periods Ended 9/30/00

                                 6 Mos.        1 Year      3 Years      5 Years
First Financial Fund's NAV       24.0%          17.8%       -6.5%        11.2%
S&P 500                          -3.6           13.3        16.4         21.7
NASDAQ Composite*               -19.7           33.7        29.6         28.6
NASDAQ Banks*                    16.2            5.7        -2.1         12.9
SNL All Daily Thrift*            31.6           17.9        -0.9         14.7
SNL MBS REITS                    16.7            4.1       -19.0          4.9
SNL Mortgage Banks*              19.2          -10.7       -26.7         -8.9

1  Source: Prudential Investments Fund Management.
The Fund total return represents the change in net asset value from the beginning of the period noted through September 30, 2000 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.

*  Principal only.

Note: Returns for periods greater than one year are annualized.

It remains a stock pickers market. The stock valuation gaps between the financial "haves" and "have nots" is widening. While the strong will certainly get stronger, the valuation gaps are wide enough to encourage acquisitions of the walking wounded. Witness Citicorp and Associates, Chase and JP Morgan, Fleet and Summit and most recently, Firstar and U.S. Bancorp. However, this acquisition cycle may differ from the last. Fewer qualified acquirers should mean less premium for the acquiree. Ironically, we may see better deals struck as acquirees focus less on getting top dollar and more on finding the right partner.
While less exciting initially, intelligent, synergistic low premium deals would be a major positive relative to the growth -- at -- any -- cost practices of the past.

We see continued choppy markets. Against this outlook, the Fund sees excellent buying opportunities in banks, thrifts and financial intermediaries with superior management and strong balance sheets to weather this environment. We look forward with confidence to this environment and remain dedicated to producing superior returns.

Sincerely,


Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------
--------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--102.6%
COMMON STOCKS--102.2%
------------------------------------------------------------
Banks & Thrifts--75.0%
  12,800    Abington Bancorp, Inc.                 $    129,600
  34,600    Algiers Bancorp, Inc.                       272,475
1,303,600   American Financial Holdings, Inc.*       22,975,950
 101,000    Astoria Financial Corp.                   3,901,125
 243,730    Berkshire Hills Bancorp, Inc.             3,503,619
 150,000    Bostonfed Bancorp, Inc.                   3,196,875
  89,640    Broadway Financial Corp.                    795,555
 148,500    Cameron Financial Corp.                   2,635,875
 225,500    Capital Crossing Bank*                    1,987,219
 226,500    Catskill Financial Corp.                  5,124,562
  86,600    CBES Bancorp, Inc.                          779,400
 142,538    CCF Holding Co.                           1,407,563
  60,300    Centura Banks, Inc.                       2,310,244
 118,000    Commercial Bank New York                  1,593,000
  60,000    Community Bank San Jose
              California(a)                           1,677,000
 155,500    Community Financial Corp.                 1,457,812
 474,900    Connecticut Bancshares, Inc.*             8,993,419
  18,500    Dime Bancorp, Inc.                          398,906
 154,000    Downey Financial Corp.                    6,083,000
 380,000    East West Bancorp, Inc.                   7,433,750
  25,000    Eldorado Bancshares, Inc.                   184,375
 202,900    Fidelity Federal Bancorp                    431,163
  24,000    First Financial Corp.                       285,000
 372,700    FirstFed America Bancorp, Inc.            5,264,387
 252,000    FirstFed Bancorp, Inc.                    1,575,000
 356,800    FirstFed Financial Corp.                  8,206,400
 152,000    Golden State Bancorp, Inc.                3,591,001
  68,300    Hallmark Capital Corp.                      729,956
 170,000    Hawthorne Financial Corp.*                2,018,750
  19,999    HFB Financial Corp.                         239,988
 134,200    Highland Bancorp, Inc.*                   3,388,550
  67,000    ITLA Capital Corp.*                         992,437
  41,600    Lincoln Bancorp Indiana                     496,600
  97,500    MetroCorp Bancshares, Inc.                  914,063
 335,000    Northeast Pennsylvania Financial
              Corp.                                   3,852,500
  63,100    Oregon Trail Financial Corp.                733,538
 532,200    Pacific Century Financial Corp.*          9,113,925
  64,900    Pacific Crest Capital, Inc.            $    912,656
 140,000    People's Bank                             2,948,750
  34,600    Peoples Financial Corp.                     185,975
 165,930    Perpetual Federal Savings Bank            2,426,726
 715,800    Port Financial Corp.*                    12,705,450
  94,900    PrivateBankcorp, Inc.*                    1,310,806
  89,000    Progress Financial Corp.                  1,001,251
 317,300    Provident Financial Holdings, Inc.*       6,008,869
  40,650    Redwood Financial, Inc.*                    248,981
  45,000    River Valley Bancorp                        635,625
  47,800    Rowan Bancorp, Inc.*                        717,000
 140,000    Southwest Bancorp, Inc., Oklahoma*        2,082,500
  32,500    St. Landry Financial Corp.*                 373,750
  23,900    Team Financial, Inc.                        173,275
 238,200    Thistle Group Holdings Co.*               1,846,050
   7,276    Tri-County Bancorp, Inc.                     68,213
 598,500    Troy Financial Corp.*                     7,032,375
 350,800    UCBH Holdings, Inc.                      12,563,025
1,001,700   UnionBanCal Corp.                        23,352,131
 196,450    WSFS Financial Corp.                      2,148,672
                                                   ------------
                                                    197,416,662
------------------------------------------------------------
Other Financial Intermediaries--27.2%
 321,000    American Cap. Strategies Ltd.*            7,603,687
 511,800    Anthracite Capital, Inc.                  4,190,363
 301,200    Central Financial Acceptance Corp.*       1,073,025
  58,000    Chase Manhattan Corp.                     2,678,875
 227,875    First Mortgage Corp.*                       655,141
 155,504    Fortress Investment Corp.(a)              2,004,447
 255,984    Hanmi Financial Corp.*                    3,551,778
 272,590    Healthcare Financial Partners,
              Inc.(a)                                 4,165,175
 128,016    Inco Homes Corp.*                             6,001
 296,000    LASER Mortgage Management, Inc.             906,500
 840,000    LNR Property Corp.                       18,585,000
 900,000    Ocwen Financial Corp.*                    5,287,500
 243,600    Pacific Union Bank*                       2,283,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
September 30, 2000 (Unaudited)                   FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------
--------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Other Financial Intermediaries (cont'd.)
 300,000    Prime Capital Corp., Inc.*             $      6,000
1,808,000   Resource America, Inc.                   15,368,000
 545,300    Sundance Homes, Inc.*                        85,203
 265,700    Ugly Duckling Corp.*                      1,544,381
 100,000    Vista Bancorp, Inc.                       1,512,500
                                                   ------------
                                                     71,507,326
                                                   ------------
            Total common stocks
              (cost $251,776,572)                   268,923,988
                                                   ------------
------------------------------------------------------------
Convertible Bonds--0.4%
   1,000    Online Resources & Communications
            Zero Coupon, 9/30/05
              (cost $1,000,000)                       1,000,000
                                                   ------------
------------------------------------------------------------
Warrants*
 109,036    Healthcare Financial Partners, Inc.
              expiring December '01
              (cost $0)                                       0
                                                   ------------
            Total long-term investments
              (cost $252,776,572)                   269,923,988
                                                   ------------
SHORT-TERM INVESTMENTS--14.7%
------------------------------------------------------------
Repurchase Agreement--14.7%
 $38,558    Paribas Corp., 6.53%, dated 9/29/00,
              due 10/2/00 in the amount of
              $38,578,982 (cost $38,558,000;
              collateralized by $37,113,000 U.S.
              Treasury Notes, 6.75%, due
              5/15/05, value of collateral
              including interest $39,326,732)      $ 38,558,000
                                                   ------------
------------------------------------------------------------
Certificates of Deposit
       1    Brookline Savings,
              6.00%, 11/26/00                             1,462
      22    First Federal Savings Bank,
              4.00%, 10/13/00                            21,590
      21    Naugatuck Valley Savings & Loan
              Assoc.,
              3.00%, 10/25/00                            21,198
                                                   ------------
            Total certificates of deposit
              (cost $44,250)                             44,250
                                                   ------------
            Total short-term investments
              (cost $38,602,250)                     38,602,250
                                                   ------------
------------------------------------------------------------
Total Investments--117.3%
            (cost $291,378,822; Note 3)             308,526,238
            Liabilities in excess of other
              assets--(17.3%)                       (45,492,608)
                                                   ------------
            Net Assets--100%                       $263,033,630
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities (Unaudited)       FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 2000
Investments, at value (cost $252,820,822)...............................................................         $269,968,238
Repurchase agreement (cost $38,558,000).................................................................           38,558,000
Cash....................................................................................................                  821
Dividends and interest receivable.......................................................................              665,404
Receivable for investments sold.........................................................................              231,080
Other assets............................................................................................              115,141
                                                                                                              ------------------
   Total assets.........................................................................................          309,538,684
                                                                                                              ------------------
Liabilities
Loan payable (Note 4)...................................................................................           45,000,000
Accrued expenses........................................................................................              526,972
Advisory fee payable....................................................................................              387,565
Loan interest payable (Note 4)..........................................................................              237,970
Payable for investments purchased.......................................................................              236,596
Administration fee payable..............................................................................               89,266
Deferred directors' fees................................................................................               26,685
                                                                                                              ------------------
   Total liabilities....................................................................................           46,505,054
                                                                                                              ------------------
Net Assets..............................................................................................         $263,033,630
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par; 25,064,981 shares issued.......................................................         $     25,065
   Paid-in capital in excess of par.....................................................................          278,076,064
   Cost of 436,200 shares held in treasury..............................................................           (3,617,561)
                                                                                                              ------------------
                                                                                                                  274,483,568
   Undistributed net investment income..................................................................            2,193,887
   Accumulated net realized losses......................................................................          (30,791,241)
   Net unrealized appreciation on investments...........................................................           17,147,416
                                                                                                              ------------------
   Net assets, September 30, 2000.......................................................................         $263,033,630
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share ($263,033,630 /24,628,781 shares of common stock outstanding).................                  $10.68
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Income                       September 30, 2000
Income
   Dividends.............................      $  3,147,507
   Interest..............................         1,072,279
                                            ------------------
      Total income.......................         4,219,786
                                            ------------------
Expenses
   Investment advisory fee...............           746,212
   Administration fee....................           171,591
   Legal fees and expenses...............           300,000
   Reports to shareholders...............           165,000
   Custodian's fees and expenses.........            43,000
   Listing fees..........................            35,000
   Insurance expense.....................            28,000
   Transfer agent's fees and expenses....            21,000
   Audit fee and expenses................            11,000
   Directors fees........................            10,000
   Miscellaneous.........................            15,639
                                            ------------------
      Total operating expenses...........         1,546,442
   Loan interest (Note 4)................         1,568,657
                                            ------------------
      Total expenses.....................         3,115,099
                                            ------------------
Net investment income....................         1,104,687
                                            ------------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions..........................       (15,008,921)
Net change in unrealized appreciation of
   investments...........................        62,276,143
                                            ------------------
Net gain on investments..................        47,267,222
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 48,371,909
                                            ------------------
                                            ------------------

FIRST FINANCIAL FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Increase (Decrease) in Cash                 September 30, 2000
Cash flows provided from operating
   activities
   Dividends and interest received........     $  3,836,902
   Operating expenses paid................       (1,029,200)
   Loan interest paid.....................       (1,569,188)
   Purchases of short-term portfolio
      investments, net....................      (18,822,844)
   Purchases of long-term portfolio
      investments.........................      (70,036,126)
   Proceeds from disposition of long-term
      portfolio investments...............       87,620,920
   Other assets...........................              229
                                            ------------------
   Net cash provided from operating
      activities..........................              693
                                            ------------------
   Net increase in cash...................              693
   Cash at beginning of period............              128
                                            ------------------
   Cash at end of period..................     $        821
                                            ------------------
                                            ------------------
Reconciliation of Net Increase in Net
Assets to Net Cash Provided from Operating
Activities
Net increase in net assets resulting from
   operations.............................     $ 48,371,909
                                            ------------------
Increase in investments...................       (2,837,087)
Net realized loss on investment
   transactions...........................       15,008,921
Net increase in unrealized appreciation
   (depreciation) of investments..........      (62,276,143)
Decrease in receivable for investments
   sold...................................        2,086,517
Increase in dividends and interest
   receivable.............................         (382,884)
Decrease in other assets..................              229
Decrease in payable for investments
   purchased..............................         (487,480)
Increase in accrued expenses and other
   liabilities............................          516,711
                                            ------------------
      Total adjustments...................      (48,371,216)
                                            ------------------
Net cash provided from operating
   activities.............................     $        693
                                            ------------------
                                            ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months
                                    Ended
                                  September         Year Ended
Increase (Decrease)                  30,             March 31,
in Net Assets                        2000              2000
                                 ------------      -------------
Operations
   Net investment income......   $  1,104,687      $   3,059,502
   Net realized gain (loss) on
      investment
      transactions............    (15,008,921)        (7,515,804)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments.............     62,276,143          2,825,134
                                 ------------      -------------
   Net increase (decrease) in
      net assets resulting
      from operations.........     48,371,909         (1,631,168)
                                 ------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income.......             --         (1,970,302)
Cost of Fund shares
reacquired....................             --         (3,617,561)
                                 ------------      -------------
Total increase (decrease).....     48,371,909         (7,219,031)
Net Assets
Beginning of period...........    214,661,721        221,880,752
                                 ------------      -------------
End of period(a)..............   $263,033,630      $ 214,661,721
                                 ------------      -------------
                                 ------------      -------------
---------------
(a) Includes undistributed net
investment income of..........   $  2,193,887      $   1,089,200
                                 ------------      -------------

FIRST FINANCIAL FUND, INC. Notes to Financial Statements (Unaudited)
------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March
3, 1986, as a closed-end, diversified investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment Adviser and approved by the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements (Unaudited)             FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are provided in accordance with the
Fund's understanding of the applicable country's tax rules and rates.
Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
 .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2000 were $69,548,646 and $100,543,323, respectively.

The cost basis of the Fund's investments for federal income tax purposes, including short-term investments, at September 30, 2000 was $291,726,574; and, accordingly, net unrealized appreciation for federal income tax purposes was $16,799,664 (gross unrealized appreciation--$54,706,932; gross unrealized depreciation--$37,907,268).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000 of approximately $6,483,800 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $6,703,000 incurred in the five month period ended March 31, 2000 as having occurred in the current fiscal year.
------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The current borrowings are due on October 2, 2000. However, the Fund intends to renew the loan on a daily basis through use of the credit agreement discussed above. The credit agreement expires on April 30, 2001.

While outstanding, the borrowings will bear interest, payable monthly. The average daily balance outstanding for the six months ended September 30, 2000 was $45,000,000 at a weighted average interest rate of 6.89%. The highest face amount of borrowing outstanding at any month-end during the six months ended September 30, 2000 was $45,000,000 (as of September 30, 2000). The current borrowings are $45,000,000 (at an interest rate of 7.25%).

------------------------------------------------------------
Note 5. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 25,064,981 shares issued as of September 30, 2000, the Investment Adviser owned 10,994 shares. During the year ended March 31, 2000, the Fund repurchased 436,200 of its own shares at a weighted average discount of 15.81%.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)             FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
Note 6. Dividends
On November 14, 2000 the Board of Directors of the Fund declared dividends of $.10 per share from ordinary income payable on December 8, 2000 to shareholders of record as of November 30, 2000.
--------------------------------------------------------------------------------
                                       9

Financial Highlights (Unaudited)                      FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended                       Year Ended March 31,
                                                                 September 30,      -----------------------------------------------
                                                                      2000            2000         1999         1998         1997
                                                                     -------        --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $   8.72        $   8.85     $  18.94     $  15.26     $  13.71
                                                                     -------        --------     --------     --------     --------
Income from investment operations
Net investment income........................................            .04             .12          .11          .14          .22
Net realized and unrealized gain (loss) on investments.......           1.92            (.20)       (7.20)        6.84         4.84
                                                                     -------        --------     --------     --------     --------
   Total from investment operations..........................           1.96            (.08)       (7.09)        6.98         5.06
                                                                     -------        --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.........................             --            (.08)        (.05)        (.14)        (.21)
Distributions from net realized gains........................             --              --        (2.59)       (2.68)       (3.36)
Distributions in excess of net realized gains................             --              --         (.45)        (.63)       --
                                                                     -------        --------     --------     --------     --------
   Total dividends and distributions.........................             --            (.08)       (3.09)       (3.45)       (3.57)
                                                                     -------        --------     --------     --------     --------
Increase resulting from Fund share repurchase................             --             .03           --           --          .06
Net change resulting from the issuance of Fund shares........             --              --          .09          .15        --
                                                                     -------        --------     --------     --------     --------
Net asset value, end of period(a)............................       $  10.68        $   8.72     $   8.85     $  18.94     $  15.26
                                                                     -------        --------     --------     --------     --------
                                                                     -------        --------     --------     --------     --------
Market price per share, end of period(a).....................       $ 9.6875        $ 7.8125     $ 7.3125     $ 20.813     $ 14.500
                                                                     -------        --------     --------     --------     --------
                                                                     -------        --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..................................          24.00%           7.93%      (53.65)%      72.59%       42.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $263,034        $214,662     $221,881     $387,852     $270,496
Average net assets (000).....................................       $228,788        $230,163     $296,740     $320,484     $238,967
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................           1.35%(c)        1.06%         .94%         .91%        1.03%
   Total expenses............................................           2.72%(c)        2.20%        1.61%        1.25%        1.56%
   Net investment income.....................................            .96%(c)        1.33%         .91%         .82%        1.43%
Portfolio turnover rate......................................             28%             63%          65%          43%          70%
Total debt outstanding at end of period (000 omitted)........       $ 45,000        $ 45,000     $ 45,000     $ 20,000     $ 18,400
Asset coverage per $1,000 of debt outstanding................       $  6,845        $  5,768     $  5,931     $ 20,393     $ 15,701
                                                                 1996
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $  11.05
                                                               --------
Income from investment operations
Net investment income........................................       .13
Net realized and unrealized gain (loss) on investments.......      4.99
                                                               --------
   Total from investment operations..........................      5.12
                                                               --------
Less dividends and distributions
Dividends from net investment income.........................      (.15)
Distributions from net realized gains........................     (2.31)
Distributions in excess of net realized gains................     --
                                                               --------
   Total dividends and distributions.........................     (2.46)
                                                               --------
Increase resulting from Fund share repurchase................        --
Net change resulting from the issuance of Fund shares........        --
                                                               --------
Net asset value, end of period(a)............................  $  13.71
                                                               --------
                                                               --------
Market price per share, end of period(a).....................  $ 12.625
                                                               --------
                                                               --------
TOTAL INVESTMENT RETURN(b):..................................     35.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $214,130
Average net assets (000).....................................  $195,421
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................      1.00%
   Total expenses............................................      1.23%
   Net investment income.....................................       .97%
Portfolio turnover rate......................................        82%
Total debt outstanding at end of period (000 omitted)........  $  9,700
Asset coverage per $1,000 of debt outstanding................  $ 23,075

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Supplemental Proxy Information (Unaudited)            FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of First Financial Fund, Inc. was held on August 24, 2000 at the offices of Prudential Investments Fund Management LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purposes:

(1)       To elect the following directors to serve as follows:

                     Director                  Class                 Term                 Expiring
          -------------------------------      ------      -------------------------      ---------
          Robert E. LaBlanc                      I         2 years--From 2000-2002          2002
          Thomas T. Mooney                       II        3 years--From 2000-2003          2003
          Clay T. Whitehead                      II        3 years--From 2000-2003          2003

          Directors whose term of office continued beyond this meeting are Eugene C. Dorsey and Douglas H. McCorkindale.

(2)       To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending March 31,
          2001.

The results of the proxy solicitation on the above matters were as follows:

                   Director/Auditor               Votes For      Votes Against      Votes Withheld      Abstentions
          ----------------------------------     -----------     --------------     ---------------     ------------
(1)       Robert E. LaBlanc                      21,787,311            --              1,081,619             --
          Thomas T. Mooney                       21,884,335            --               984,595              --
          Clay T. Whitehead                      21,790,664            --              1,078,266             --

(2)       PricewaterhouseCoopers LLP             22,320,105         348,534               --              200,291

--------------------------------------------------------------------------------

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109